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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 16, 2001
                                                          ----------------



                      NATIONAL RESIDENTIAL PROPERTIES, INC.
         --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEVADA                    0-27159                  65-0439487
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE          (IRS EMPLOYER
     OF INCORPORATION)               NUMBER)            IDENTIFICATION NUMBER)



                  2921 N.W. SIXTH AVENUE, MIAMI, FLORIDA 33127
                  --------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF THE REGISTRANT)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 573-8882
                                                           --------------




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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 16, 2001, the client-auditor relationship between National Residential Properties, Inc. f/k/a National Rehab Properties, Inc. (the "Registrant") and Baum & Company, P.A., Certified Public Accountants ("Baum"), ceased pursuant to confirming notice to Baum. In the two most recent fiscal years (periods ended September 30, 1999 and 2000), and subsequent interim periods (periods ended June 30, 2001), there were no disagreements or reportable conditions with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or adjusting scope of procedures. Furthermore, the reports did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles.

         The former accountants never advised us that: (1) the internal controls necessary for us to develop reliable financial statements do not exist; (2) information has come to the former accountants attention that has led them to no longer be able to rely on management's representations, or that has made it unwilling to be associated with financial statements prepared by management; (3) there is a need to expand significantly the scope of the audit; or (4) information has come to their attention that it has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

         The decision for the change in accountants was recommended by our management, and approved by our Board of Directors.

         We provided Baum with a copy of the disclosures we were making in the Form 8-K (as filed with the Securities and Exchange Commission (the "Commission") on July 23, 2001), pursuant to Item 304(a)(3) of Regulation S-B, and requested the former accountant to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Baum responded to this request and informed us in a letter dated July 21, 2001 (copy attached as an Exhibit to the Form 8-K/A), that no disputes or disagreements over accounting principles or auditing standards existed between the Registrant and Baum.

         We have given full and complete authorization to the former accountants to respond fully to the inquiries of the successor accountants concerning us, and Baum has agreed to be available to provide copies of documents needed and to answer questions to make a smooth transition for the successor accountants.

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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         16      Response Letter of Accountant to Termination, dated July 21,
                 2001

                                        3


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NATIONAL RESIDENTIAL PROPERTIES, INC.




DATE: AUGUST 7, 2001                  BY: /s/ RICHARD ASTROM
                                          ---------------------------------
                                          RICHARD ASTROM, CEO

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